 Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Eagle Domestic Drilling Operations, LLC
Norman, Oklahoma

We have audited the accompanying balance sheet of Eagle Domestic Drilling Operations, LLC as of December 31, 2005 and the related statements of revenues and expenses, owners’ equity, and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of Eagle. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagle Domestic Drilling Operations, LLC as of December 31, 2005, and the results of its revenues and expenses and its cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

MALONE & BAILEY, PC
www.malone-bailey.com
Houston, Texas

August 16, 2006

EAGLE DOMESTIC DRILLING OPERATIONS, LLC
BALANCE SHEET
December 31, 2005

ASSETS

Property and equipment - equipment in progress	$ 2,334,936

TOTAL ASSETS	$ 2,334,936

LIABILITIES AND OWNERS’ EQUITY

Accounts payable - related party	$ 2,334,936

Total Liabilities	2,334,936

Total Owners’ Equity	-

TOTAL LIABILITIES AND OWNERS’ EQUITY	$ 2,334,936

See accompanying summary of accounting policies
and notes to financial statements.

EAGLE DOMESTIC DRILLING OPERATIONS, LLC
STATEMENTS OF REVENUES AND EXPENSES, OWNERS’ EQUITY AND CASH FLOWS
Years Ended December 31, 2005 and 2004

During the years ended December 31, 2005 and 2004, Eagle had no operations, no equity transactions and no cash flow activity. Therefore, these financial statements are not presented.

See accompanying summary of accounting policies
and notes to financial statements.

EAGLE DOMESTIC DRILLING OPERATIONS, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business. Eagle Domestic Drilling Operations, LLC (“Eagle”) was organized in Texas on March 3, 2003 as a limited liability company. Eagle owns drilling equipment for the extraction of oil and gas.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of revenues and expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, Eagle considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. As of December 31, 2005, Eagle had no cash or cash equivalents.

Revenue Recognition. Eagle recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. To date, no revenue has been recognized.

Property and equipment. Property and equipment is valued at cost. Additions are capitalized and maintenance and repairs are charged to expense as incurred. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which is twenty years. To date, no depreciation has been recognized, as the assets were not placed in service until February 2006. Eagle reviews long-lived assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the sum of the undiscounted expected future cash flows is less than the carrying amount of the assets, Eagle recognizes an impairment loss based upon fair value of the asset.

Income taxes. Federal and State income taxes are not payable by, or provided for, the limited liability company. Partners are taxed individually on their share of partnership earnings. Partnership net revenue is allocated equally to the partners.

Recently issued accounting pronouncements. Eagle does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Eagle’s results of operations, financial position or cash flow.

NOTE 2 - PROPERTY AND EQUIPMENT

The property and equipment owned by Eagle consists primarily of component pieces of drilling rigs for the extraction of oil and gas:

Collars	$ 40,000
Drill pipe	233,802
Motors	241,143
Pumps	449,017
Deposits on equipment	283,688
Other oilfield equipment	1,087,266

Total	$ 2,334,936

NOTE 3- RELATED PARTY TRANSACTIONS

During 2005, a company controlled by Eagle’s members provided 100% of the financing used for the purchase of property and equipment. On October 29, 2005, Eagle hired another company controlled by Eagle’s members to perform construction services on the equipment.

NOTE 4 - SUBSEQUENT EVENT

During May 2006, Eagle’s members contributed $5,000 to cover the costs of ordinary expenses.

EAGLE DOMESTIC DRILLING OPERATIONS, LLC
COMBINED BALANCE SHEET
As of June 30, 2006
(Unaudited)

June 30, 2006
ASSETS
Cash	$4,887
Property and equipment, net of $140,422 accumulated depreciation	6,988,976
Accounts receivable - related party	3,525,770

TOTAL ASSETS	$10,519,633

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Accounts payable - related party	$7,041,926
Deferred income	1,822,200

TOTAL LIABILITIES	8,864,126

OWNERS’ EQUITY
Partners’ capital	5,000
Accumulated deficit	1,650,507

TOTAL OWNERS’ EQUITY	1,655,507

TOTAL LIABILITIES AND OWNERS’ EQUITY	$10,519,633

EAGLE DOMESTIC DRILLING OPERATIONS, LLC
COMBINED STATEMENTS OF REVENUES AND EXPENSES
Three Months and Six Months Ended June 30, 2006 and 2005
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Revenue	$2,008,630	$-	$2,600,604	$-

Operating Expenses:
General and administrative	555,085	-	809,675	-
Depreciation expense	89,634	-	140,422	-
Total Operating Expenses	644,719	-	950,097	-

Operating income	1,363,911	-	1,650,507	-

Total other income	-	-	-	-

Net income	1,363,911	-	1,650,507	-

EAGLE DOMESTIC DRILLING OPERATIONS, LLC
COMBINED STATEMENTS OF CASH FLOWS
Six Months Ended June 30, 2006 and 2005
(Unaudited)

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,650,507	$-
Adjustments to reconcile net income to cash used in operating activities:
Changes in:
Eagle Drilling receivable	(3,613,242)	-
Depreciation	140,422	-
Deferred income	1,822,200	-

Net Cash Used For Operating Activities	(113)	-

CASH FLOWS FROM FINANCING ACTIVITIES	-	-
Capital contributed by partners	5,000	-

NET CHANGE IN CASH	113	-

CASH AT BEGINNING OF PERIOD	-	-

CASH AT END OF PERIOD	$4,887	$-

Non-cash Transactions:
Acquisition of equipment from Thornton financing	$4,706,990	$-
Acquisition of fixed assets from Eagle Drilling	87,472	-

EAGLE DOMESTIC DRILLING OPERATIONS, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Eagle Domestic Drilling Operations, LLC have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission, and should be read in conjunction with the audited financial statements and notes thereto contained elsewhere in this filing. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year, 2005, have been omitted.

These combined financial statements include the financial statements of Eagle and the operations related to selected customer contracts from another company owned by the same owners of Eagle. These contracts related to the leasing of Eagle’s equipment.

NOTE 2 - PROPERTY AND EQUIPMENT

The property and equipment owned by Eagle consists primarily of component pieces of drilling rigs for the extraction of oil and gas:

Collars	$ 54,400
Drill pipe	233,802
Motors	1,758,876
Pumps	1,946,778
Deposits on equipment	14,700
Other oilfield equipment	3,033,369
Vehicles	87,473
Subtotal	7,129,398
Less accumulated depreciation	(140,422)
Total	$ 6,988,976

NOTE 3 - RELATED PARTY TRANSACTIONS

The revenue related to the leasing of the equipment is through contracts by a related party with third parties. The net accounts receivable from this related party related to these contracts and other items was $3,525,770 at June 30, 2006.
The purchase of the equipment was made by a related party. The amount owed to the related party was $7,041,926 at June 30, 2006.

NOTE 4 - EQUITY

During May 2006, Eagle’s members contributed $5,000 to cover the costs of ordinary expenses.

NOTE 5 - SUBSEQUENT EVENT

On August 25, 2006, Eagle and the contracts with the selected customers were acquired by Blast Energy Services, Inc. The related party receivable and payable were not acquired by Blast Energy Services, Inc.